BEAR STEARNS [GRAPHIC OMITTED]                         BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                        ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO              383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                             New York, N.Y. 10179
LONDON o PARIS o TOKYO                    (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------


                       NEW ISSUE COMPUTATIONAL MATERIALS



                          $1,000,000,000 (Approximate)


                           RASC SERIES 2002-KS7 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-KS7




                                NOVEMBER 6, 2002



________________________________________________________________________________
                              BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


________________________________________________________________________________
                              BEAR STEARNS [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Preliminary Term Sheet (Page 1)
--------------------------------------------------------------------------------
                          $1,000,000,000 (Approximate)

THE CLASS A CERTIFICATES (A), (B), (C)

-------- -------------- ----------- ------- ----------- ---------- --------- --------- --------------
                                                        PRINCIPAL  EXPECTED  FINAL
                          ORIGINAL            WAL TO    LOCKOUT/    FINAL    SCHEDULED    RATINGS
                         PRINCIPAL  COUPON  10% CALL     WINDOW    DISTRIBUTIMATURITY  (MOODY'S/S&P/
CLASS        TYPE          BALANCE            (YRS)     (MONTHS)     DATE      DATE       FITCH)
-------- -------------- ----------- ------- ----------- ---------- --------- --------- --------------

A-I      Pass Through   $500,000,000 (e)      2.56      0 / 69     8/25/08   11/25/32   Aaa / AAA /
              (d)                                                                           AAA
A-II     Pass Through   $500,000,000 (f)      2.54      0 / 69     8/25/08   11/25/32    Aaa / AAA
                                                                                           /AAA
-------- -------------- ----------- ------- ----------- ---------- --------- --------- --------------

NOTES:
  (A)       100% Prepayment  Assumption (100% PPC): 2% in month one,  increasing by approximately  2.545% each month to 30% CPR in month twelve,  and remaining  at 30% CPR until month 22, from month 23 to month 27, 50%
            CPR, and from month 28 and thereafter, 35% CPR.
  (B)       Credit  enhancement  for the Class A  Certificates  will  include a P&I  guaranty by
            Ambac (as described herein).
  (C)       The  principal  balance  of each class of Class A  Certificates  is subject to a 10%
            variance.
  (D)       All of the mortgage loans  supporting  Class A-I  Certificates  (the
            "Loan  Group  I")  will  have   conforming   balances   under  FHLMC
            guidelines.
  (E)       One-month LIBOR plus the related margin, subject to a Net WAC Cap.
  (F)       One-month  LIBOR plus the related  margin,  subject to a Net WAC Cap. The Class A-II
            Certificates  will benefit from payments under the Yield Maintenance
            Agreement as described herein.

ISSUER:                             RASC Series 2002-KS7 Trust.

CLASS A CERTIFICATES:               RASC  Series  2002-KS7  Trust  will  issue two  classes of
                                    Class A Certificates:  the Class A-I  Certificates and the
                                    Class A-II Certificates.

DEPOSITOR:                          Residential  Asset  Securities  Corporation,  as affiliate of Residential
                              Funding Corporation.

MASTER SERVICER:                    Residential Funding Corporation ("RFC").

SUB-SERVICER:                       HomeComings   Financial  Network,   Inc.,  a  wholly-owned
                                    subsidiary  of RFC,  will  provide  primary  servicing  on approximately 97.74% of the mortgage loans.

TRUSTEE:                            JP Morgan Chase Bank.

CERTIFICATE INSURER:                Ambac Assurance Corporation ("Ambac").

UNDERWRITERS:                       Lead Manager:  Bear, Stearns & Co. Inc.
                                    ------------
                                    Co-Managers:   Residential Funding Securities Corporation
                                    -----------
                                                   JPMorgan
                                                   Salomon Smith Barney, Inc.
                                                   Banc of America Securities LLC
                                                   Credit Suisse First Boston
                                                   Deutsche Bank Securities

STATISTICAL CALCULATION DATE:       As of November 1, 2002.

CUT-OFF DATE:                       As of November 1, 2002.

PRICING DATE:                       On or about November 6, 2002.

CLOSING DATE:                       On or about November 26, 2002.

DISTRIBUTION DATE:                  The  25th  of  each  month  (or the  next  business  day), commencing in December 2002.


RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Preliminary Term Sheet (Page 2)
-------------------------------------------------------------------------------

THE ASSETS OF THE TRUST: The certificates will evidence the entire beneficial ownership interest in the trust. The trust will consist of: (a) adjustable-rate, subprime mortgage loans with a first lien on primarily one- to four-family residential properties; (b) the assets as from time to time are identified as deposited in respect of the mortgage loans in the custodial account and in the certificate account and belonging to the trust; (c) property acquired by foreclosure of the mortgage loans or deed in lieu of foreclosure; (d) the Mortgage Insurance Policy (as described herein), and any other insurance policies; (e) the Ambac Insurance Policy (as described herein); and (f) all proceeds of the foregoing. There will be two loan groups: Loan Group I, which will relate to the Class A-I
     Certificates, and Loan Group II, which will relate to the Class A-II Certificates.

MORTGAGE INSURANCE POLICY: The depositor will acquire a mortgage insurance policy for certain first lien mortgage loans with LTV ratios in excess of 50%. The insured mortgage loans are called the covered mortgage loans. Approximately [75.60]% and [70.85]% of the aggregate principal balance of the mortgage loans in Loan Group I and Loan Group II, respectively, will be covered mortgage loans as of the Statistical Calculation Date. The mortgage insurance policy for the covered mortgage loans will be issued by MGIC (the "Mortgage Insurer").

INTEREST  ACCRUAL:  Interest  will  accrue  on the  Class  A-I  and  Class  A-II
     Certificates at a floating rate from and including the preceding distribution date (or from and including the Closing Date in the case of the first distribution date) to and including the day prior to the then current distribution date during the month prior to the month of the related distribution date on an actual/360-day basis.

     The coupon on the Class A-I and Class A-II Certificates will be equal to One-Month LIBOR plus the related margin (the "Formula Rate"), subject to a Net WAC Cap. The "Net WAC Cap" shall be equal to the weighted average net mortgage rates in the related loan group on the mortgage loans as of the due date in the prior due period.

     The related margin on each class of Class A Certificates will double on the second distribution date after the Optional Call Date.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Preliminary Term Sheet (Page 3)
-------------------------------------------------------------------------------

YIELDMAINTENANCE AGREEMENT: The holders of the Class A-II Certificates will benefit from a series of interest rate cap payments from a AAA/Aaa (S&P/Moody's) rated interest rate cap provider, pursuant to a yield maintenance agreement, which is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Class A-II Certificates and the Loan Group II Net WAC Cap Rate (the "Yield Maintenance Agreement") for the first 24 distribution dates.

     On each Distribution Date, payments under the Yield Maintenance Agreements will be made based on (x) an amount equal to the lesser of (a) the Class A-II Notional Balance (as set forth below) and (b) the actual principal balance of the Class A-II Certificates and (y) the positive excess of One-Month LIBOR over the related Monthly Strike Rate (as set forth below).

                         CLASS A-II     MONTHLY
      ISTRIBUTION          NOTIONAL      STRIKE
             DATE           BALANCE    RATE (%)

         11/25/02   $500,000,000.00       6.694

         12/25/02    498,550,761.94       6.238

          1/25/03    496,006,618.17       6.238

          2/25/03    492,354,754.78       6.946

          3/25/03    487,588,875.97       6.238

          4/25/03    481,709,543.91       6.459

          5/25/03    474,724,466.42       6.238

          6/25/03    464,795,596.64       6.459

          7/25/03    455,004,959.68       6.239

          8/25/03    444,823,429.69       6.239

          9/25/03    433,642,071.24       6.459

         10/25/03    421,506,420.75       6.239

         11/25/03    408,820,122.39       6.459

         12/25/03    396,511,366.49       6.239

          1/25/04    384,568,961.95       6.239

          2/25/04    372,982,048.40       6.695

          3/25/04    361,740,086.44       6.239

          4/25/04    350,832,848.25       6.459

          5/25/04    340,250,408.30       6.239

          6/25/04    329,983,134.52       6.459

          7/25/04    320,021,679.58       6.239

          8/25/04    310,356,972.55       6.239

          9/25/04    298,659,221.24       6.460

         10/25/04    281,554,037.51       6.662

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Preliminary Term Sheet (Page 4)
--------------------------------------------------------------------------------

PRIORITY OF PAYMENTS: On each distribution date, principal and interest collections will be allocated in the following order of priority:

INTEREST DISTRIBUTIONS

     On each distribution date, the holders of the Class A Certificates will receive the Interest Distribution Amount. However, Net Prepayment Interest Shortfalls in each related loan group will be allocated to the related Class A Certificates and will reduce the Interest Distribution Amount thereon, and will be payable on future distribution dates solely to the extent of Excess Cash Flow available for that purpose. In addition, any Basis Risk Shortfalls will bear interest at the Pass-Through Rate for the applicable class, as adjusted from time to time, and will be payable on future distribution dates to the extent of Excess Cash Flow available for that purpose.

     For any distribution date, the "Interest Distribution Amount" will be equal to the aggregate amount of accrued certificate interest to be distributed to the holders of the related Class A Certificates for that distribution date minus any related Net Prepayment Interest Shortfalls.

     For any distribution date, "Net Prepayment Interest Shortfalls" will be equal to the aggregate amount of Prepayment Interest Shortfalls that is not covered by Eligible Master Servicing Compensation or available Excess Cash Flow for each related loan group.

     For any distribution  date,  "Basis Risk Shortfall" will mean the excess of
     (x) accrued certificate interest on a class of Class A Certificates, calculated as a rate equal to One-Month LIBOR plus the applicable margin, without regard to any Net WAC Cap, over (y) accrued certificate interest on that class calculated at the then-applicable Pass-Through Rate.

     The Certificate Insurer will not guaranty the payment of Basis Risk Shortfalls or Net Prepayment Interest Shortfalls.

PRINCIPAL DISTRIBUTIONS

     To the holders of the Class A Certificates, the Principal Distribution Amount in the priority set forth herein under "Principal."

     For any distribution date, the "Principal Distribution Amount" shall mean generally the sum of (1) principal collections from the related mortgage loans and the principal portion of Realized Losses (other than Excess Losses) payable from available Excess Cash Flow and (2) the amount of
     Excess Cash Flow used to increase the related amount of overcollateralization.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Preliminary Term Sheet (Page 5)
--------------------------------------------------------------------------------

     EXCESS CASH FLOW

     Any "Excess Cash Flow" will be derived primarily from the amount by which the interest accrued or advanced on the mortgage loans exceeds the sum of
     (a) interest at the related Pass-Through Rates on the related classes of Class A Certificates and (b) fees due the mortgage insurer for the applicable mortgage loans, the Certificate Insurer and applicable accrued servicing and master servicing fees.


     On each distribution date, any Excess Cash Flow from the related groups will be applied in the following order of priority.

1) To pay to the holders of the related class of Class A Certificates the principal portion of Realized Losses, other than the principal portion of Excess Losses (as defined herein), incurred on the mortgage loans relating to such loan group for the preceding calendar month;

2) To pay to the Certificate Insurer any cumulative insurance payments with respect to the related Class A Certificates;

3) To pay to the holders of the related Class A Certificates, as principal, the related overcollateralization increase amount, until the related Required Overcollateralization Amount is attained, commencing on the June 2003 distribution date;

4) To pay to the holders of the related class of Class A Certificates the amount of any Prepayment Interest Shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation on that distribution date;

5) To pay to the holders of the related class of Class A Certificates any Prepayment Interest Shortfalls remaining unpaid from prior distribution dates together with interest thereon;

6) To pay to the basis risk reserve fund for distribution to the holders of the related Class A Certificates, the amount of any related Basis Risk Shortfalls for the current distribution date and any related Basis Risk Shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon;

7) To pay the principal portion of Realized Losses, other than the principal portion of Excess Losses, allocated to the other class of Class A Certificates;

8) To pay the Certificate Insurer any cumulative insurance payments on the other class of Class A Certificates;

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Preliminary Term Sheet (Page 6)
-------------------------------------------------------------------------------


9) To pay Principal Interest Shortfalls on the other class of Class A Certificates;

10)  To pay Basis Risk Shortfalls on the other class of Class A Certificates;

11) To pay to the holders of the related Class SB Certificates and Class R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

CREDIT ENHANCEMENT: Credit enhancement with respect to the Class A Certificates will also be provided by (1) Excess Cash Flow, (2) Overcollateralization and (3) the Ambac Insurance Policy.

     Excess Cash Flow: Because the mortgagors are expected to pay more interest on the related mortgage loans than is necessary to pay interest on the related Class A Certificates, along with fees and expenses of the trust each month, there may be excess cash flow. On each distribution date, this excess cash flow may be used to protect the related Class A Certificates against most types of losses by making an additional payment of principal up to the amount of the losses. Under limited circumstances, excess cash flow from one loan group may be used to cover losses allocated to the other class of Class A Certificates.

     Overcollateralization: On the Closing Date, the initial overcollateralization amount for each loan group will be equal to $0. On and after the June 2003 distribution date, excess cash flow will be applied, to the extent not needed to cover current period losses and to reimburse the Certificate Insurer for draws made for Realized Losses (other than Excess Losses) on the related loan group to make accelerated payments of principal to the related class of Class A Certificates, until the related pool balance exceeds the related Class A Certificate balance by a specified amount. This excess represents overcollateralization. The
     "Required Overcollateralization Amount" will initially be equal to, with respect to each loan group, 0.50% of the aggregate cut-off date pool balance, and may be subject to adjustment with the consent of the Certificate Insurer.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Preliminary Term Sheet (Page 7)
--------------------------------------------------------------------------------

     Ambac Insurance Policy: Ambac Assurance Corporation (the "Certificate Insurer") will unconditionally and irrevocably guarantee: (a) interest on the Class A Certificates at the related Pass-Through Rate, (b) the amount of any losses not covered by excess cash flow or overcollateralization, and
     (c) the payment of principal on the Class A Certificates by no later than the November 2032 distribution date. The Ambac Insurance Policy is not revocable for any reason. The Certificate Insurer will not guaranty the payment of Basis Risk Shortfalls or Net Prepayment Interest Shortfalls.

ALLOCATION OF LOSSES: With respect to each loan group, current period losses will be applied in the following order of priority:

1) Excess cash flow from the related loan group; 2) Overcollateralization from the related loan group; 3) Excess cash flow from the other loan group; 4) The Ambac Insurance Policy.

EXPENSE FEE RATE: The sum of the (a) the Servicing Fee, (b) the Master Servicing
     Fee and (c) the Mortgage Insurer.

EXCESS LOSSES: The sum of (a) special hazard losses in excess of the special hazard amount, (b) fraud losses in excess of the fraud loss amount, (c) bankruptcy losses in excess of the bankruptcy loss amount and (d) extraordinary losses.

ADVANCING: Prior to each distribution date, the master servicer is required to make advances, out of its own funds, with respect to any payments of principal or interest, net of the related servicing fee, that were due on the mortgage loans during the related due period and not received as of the last business day next preceding the related determination date. The master servicer will advance funds only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

OPTIONAL TERMINATION: The Master Servicer may, at its option, effect an early redemption or termination of the Class A Certificates on the first distribution date on which the aggregate pool balance declines to less than 10% of the aggregate cut-off date pool balance, after giving effect to principal payments on such distribution date (the "Optional Call Date").

FORM OF REGISTRATION: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: $25,000 and integral increments of $1 in excess thereof.

TAX STATUS: The Trust will be established as one or more REMICs for tax purposes.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Preliminary Term Sheet (Page 8)
-------------------------------------------------------------------------------


ERISAELIGIBILITY: The Class A Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

SMMEATREATMENT:  The  Class  A-I  Certificates  will  not,  and the  Class  A-II
     Certificates will, constitute "mortgage related securities" for purposes of SMMEA.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Certificates   (Page 9)
-------------------------------------------------------------------------------


                             PREPAYMENT SENSITIVITY

CLASS A-I (TO CALL)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%       50%       75%       100%      125%       150%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  21.01      4.90      3.36       2.56      2.07       1.74
MODIFIED DURATION (YEARS)             16.44      4.49      3.16       2.45      1.99       1.69
FIRST PRINCIPAL PAYMENT            12/25/02  12/25/02  12/25/02   12/25/02  12/25/02   12/25/02
LAST PRINCIPAL PAYMENT             10/25/31   8/25/14   9/25/10    8/25/08   4/25/07    5/25/06
PRINCIPAL LOCKOUT / WINDOW
(MONTHS)                            0 / 347   0 / 141    0 / 94     0 / 69    0 / 53     0 / 42
ILLUSTRATIVE YIELD @ PAR (30/360)     2.11%     2.11%     2.11%      2.11%     2.11%      2.11%
-------------------------------------------------------------------------------------------------


CLASS A-I (TO MATURITY)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%       50%       75%       100%      125%       150%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  21.07      5.25      3.61       2.74      2.21       1.85
MODIFIED DURATION (YEARS)             16.47      4.76      3.37       2.60      2.11       1.78
FIRST PRINCIPAL PAYMENT            12/25/02  12/25/02  12/25/02   12/25/02  12/25/02   12/25/02
LAST PRINCIPAL PAYMENT             11/25/32  11/25/26  10/25/19    4/25/15   5/25/12    5/25/10
PRINCIPAL LOCKOUT / WINDOW
(MONTHS)                            0 / 360   0 / 288   0 / 203    0 / 149   0 / 114     0 / 90
ILLUSTRATIVE YIELD @ PAR (30/360)     2.11%     2.13%     2.14%      2.13%     2.13%      2.13%
-------------------------------------------------------------------------------------------------




CLASS A-II (TO CALL)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%       50%       75%       100%      125%       150%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  20.96      4.87      3.34       2.54      2.05       1.72
MODIFIED DURATION (YEARS)             16.50      4.48      3.15       2.43      1.97       1.67
FIRST PRINCIPAL PAYMENT            12/25/02  12/25/02  12/25/02   12/25/02  12/25/02   12/25/02
LAST PRINCIPAL PAYMENT             10/25/31   8/25/14   9/25/10    8/25/08   4/25/07    5/25/06
PRINCIPAL LOCKOUT / WINDOW
(MONTHS)                            0 / 347   0 / 141    0 / 94     0 / 69    0 / 53     0 / 42
ILLUSTRATIVE YIELD @ PAR (30/360)     2.06%     2.06%     2.06%      2.06%     2.06%      2.06%
-------------------------------------------------------------------------------------------------


CLASS A-II (TO MATURITY)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
% OF PRICING SPEED ASSUMPTION            0%       50%       75%       100%      125%       150%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  21.01      5.23      3.58       2.72      2.18       1.82
MODIFIED DURATION (YEARS)             16.53      4.75      3.35       2.58      2.09       1.76
FIRST PRINCIPAL PAYMENT            12/25/02  12/25/02  12/25/02   12/25/02  12/25/02   12/25/02
LAST PRINCIPAL PAYMENT             10/25/32  10/25/26  10/25/19    4/25/15   5/25/12    4/25/10
PRINCIPAL LOCKOUT / WINDOW
(MONTHS)                            0 / 359   0 / 287   0 / 203    0 / 149   0 / 114     0 / 89
ILLUSTRATIVE YIELD @ PAR (30/360)     2.06%     2.08%     2.08%      2.08%     2.08%      2.08%
-------------------------------------------------------------------------------------------------



RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 10)
--------------------------------------------------------------------------------

     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------------------------------------------------------------------------------------------
                  LOAN GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT
----------------------------------------------------------------------------------------------
 SUMMARY                                                      TOTAL      MINIMUM     MAXIMUM
----------------------------------------------------------------------------------------------
 Current Principal Balance (as of 10/01/02)         $500,066,839.33
 Loan Count                                                   4,608
 Average Current Loan Balance                              $108,521   $14,240.67 $300,000.00
 Weighted Average Original Loan-to-Value Ratio             82.3206%      7.0000%    95.0000%
 Weighted Average Mortgage Rate                             8.5542%      5.6000%    12.6250%
 Weighted Average Net Mortgage Rate (1)                     6.9261%      4.9600%    11.7950%
 Weighted Average Remaining Term to Maturity                                             360
 (months)                                                       360          177
 Weighted Average Credit Score                                  609          476         802
----------------------------------------------------------------------------------------------
(1) Excludes the premium on the Ambac Insurance Policy.

----------------------------------------------------------------------------------------------

                                                             ISTICAL
                                                             ALCULATION DATE
                                                  RANGE      INCIPAL BALANCE

 Lien                                             First              100.00%

 Geographic Distribution                          California          11.73%
                                                  Michigan             9.12%
                                                  Minnesota            8.41%
                                                  Florida              6.37%
                                                  Illinois             6.15%
                                                  Wisconsin            5.20%

 Number of States (Including D.C.)                49

 Largest Zip Code Concentration                   55304

 Loans with Mortgage Insurance                                        75.60%
 (Mortgage Insurance Policy)
                                                                      92.56%
 Loans with Prepayment Penalties

------------------------------------------------------------------------------

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 11)
--------------------------------------------------------------------------------

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


-------------------------------------------------------------------------------------------------
                 CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  CREDIT SCORE RANGE                            NUMBER OF     PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                     GROUP I LOANS
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  499 or less                                            7     $                           0.12%
                                                               589,036.76
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  500 - 519                                             38         3,499,673.90           0.70
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  520 - 539                                            208        18,913,221.54           3.78
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  540 - 559                                            430        44,325,651.26           8.86
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  560 - 579                                            636        67,024,373.44          13.40
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  580 - 599                                            709        76,589,610.07          15.32
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  600 - 619                                            961       107,953,676.31          21.59
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  620 - 639                                            611        66,794,722.46          13.36
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  640 - 659                                            427        49,147,729.00           9.83
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  660 - 679                                            239        26,931,382.56           5.39
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  680 - 699                                            153        17,148,625.17           3.43
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  700 - 719                                             69         8,691,996.23           1.74
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  720 - 739                                             43         4,635,288.52           0.93
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  740 - 759                                             27         2,923,638.97           0.58
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  760 or greater                                        21         3,014,706.50           0.60
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  SUBTOTAL WITH CREDIT SCORES                        4,579     498,183,332.69            99.62
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  Not Available (1)                                     29         1,883,506.64           0.38
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
        TOTAL                                        4,608     $                         100.00%
                                                               500,066,839.33
-------------------------------------------------------------------------------------------------


As of the Cut-off Date, the weighted average Credit Score of the Group I loans will be approximately 609.

(1)Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.


------------------------------------------------------------------------------------------------
                ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  ORIGINAL MORTGAGE LOAN BALANCE ($)             NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  $           .01 - 100,000.00                       2,443    $ 161,302,263.39           32.26%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  100,000.01 - 200,000.00                            1,795      249,736,666.37          49.94
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  200,000.01 - 300,000.00                              370       89,027,909.57          17.80
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                        4,608    $ 500,066,839.33          100.00%
------------------------------------------------------------------------------------------------
As of the Cut-off  Date,  the average  unpaid  principal  balance of the Group I
Loans will be approximately $108,521.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 12)


     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



------------------------------------------------------------------------------------------------
                     NET MORTGAGE RATES OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  NET MORTGAGE RATES (%)(1)                     NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  4.50 - 4.99                                            34   $  4,621,354.15             0.92%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  5.00 - 5.49                                           288     38,947,269.96            7.79
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  5.50 - 5.99                                           590     75,052,664.62           15.01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  6.00 - 6.49                                           748     85,443,664.43           17.09
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  6.50 - 6.99                                           785     84,400,886.33           16.88
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  7.00 - 7.49                                           764     76,935,445.63           15.39
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  7.50 - 7.99                                           492     50,451,418.60           10.09
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  8.00 - 8.49                                           357     35,546,283.84            7.11
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  8.50 - 8.99                                           259     25,349,626.27            5.07
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  9.00 - 9.49                                           151     12,751,642.95            2.55
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  9.50 - 9.99                                            81      6,394,408.47            1.28
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  10.00 - 10.49                                          30      2,458,771.91            0.49
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  10.50 - 10.99                                          11        705,159.68            0.14
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  11.00 - 11.49                                          12        770,753.83            0.15
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  11.50 - 11.99                                           6        237,488.66            0.05
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $ 500,066,839.33         100.00%
------------------------------------------------------------------------------------------------
As of the Cut-off  Date,  the weighted  average net mortgage rate of the Group I
Loans will be  approximately  6.9261% per annum. (1) Excludes the premium on the
Ambac Insurance Policy.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 13)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


------------------------------------------------------------------------------------------------
                       MORTGAGE RATES OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  MORTGAGE RATES (%)                            NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
    5.50 - 5.99                                               $  1,055,466.91             0.21%
                                                         5
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    6.00 - 6.49                                         14       2,287,156.37            0.46
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    6.50 - 6.99                                         98      14,126,769.25            2.83
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    7.00 - 7.49                                        302      40,752,490.85            8.15
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    7.50 - 7.99                                        795      99,517,758.19           19.90
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    8.00 - 8.49                                        728      82,398,197.61           16.48
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    8.50 - 8.99                                      1,060     113,234,453.89           22.64
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    9.00 - 9.49                                        689      66,218,143.42           13.24
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    9.50 - 9.99                                        551      50,412,785.07           10.08
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  10.00 - 10.49                                        170      14,573,317.21            2.91
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  10.50 - 10.99                                        119      10,132,019.64            2.03
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  11.00 - 11.49                                         33       2,344,385.24            0.47
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  11.50 - 11.99                                         34       2,468,941.49            0.49
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12.00 - 12.49                                          9         434,509.48            0.09
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12.50 - 12.99                                          1         110,444.71            0.02
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                        4,608     $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------
As of the Cut-off Date, the weighted  average mortgage rate of the Group I Loans will be approximately 8.5542% per annum.


------------------------------------------------------------------------------------------------
                   ORIGINAL LOAN-TO-VALUE OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  ORIGINAL LOAN-TO-VALUE RATIO (%)              NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
    0.01 - 50.00                                               $ 8,222,306.53             1.64%
                                                       106
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  50.01 - 55.00                                         52       4,412,452.44            0.88
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  55.01 - 60.00                                         78       6,007,687.27            1.20
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  60.01 - 65.00                                         92       8,808,905.39            1.76
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  65.01 - 70.00                                        210      21,947,759.92            4.39
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  70.01 - 75.00                                        337      33,349,162.66            6.67
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  75.01 - 80.00                                      1,513     164,883,298.51           32.97
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  80.01 - 85.00                                        699      79,000,883.16           15.80
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  85.01 - 90.00                                      1,101     123,902,602.90           24.78
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  90.01 - 95.00                                        420      49,531,780.55            9.91
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                        4,608     $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------
The weighted  average  loan-to-value  ratio at  origination of the Group I Loans will be approximately 82.3209%.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 14)


     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


------------------------------------------------------------------------------------------------
              GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  STATE                                         NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  California                                                  $ 58,671,968.76            11.73%
                                                        339
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Michigan                                              469     45,597,629.84            9.12
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Minnesota                                             306     42,074,590.79            8.41
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Florida                                               318     31,832,618.75            6.37
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Illinois                                              266     30,737,759.04            6.15
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Wisconsin                                             262     25,982,033.81            5.20
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Ohio                                                  243     20,197,416.93            4.04
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Indiana                                               268     19,589,317.52            3.92
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Colorado                                              120     19,068,076.60            3.81
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Arizona                                               143     16,403,783.94            3.28
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Other                                               1,874    189,911,643.35           37.97
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                     MORTGAGE LOAN PURPOSE OF GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  LOAN PURPOSE                                  NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Equity Refinances                                          $ 281,833,839.04            56.36%
                                                      2,538
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Purchase                                            1,824    191,858,343.31           38.37
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Rate/Term Refinance                                   246     26,374,656.98            5.27
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                    MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  DOCUMENTATION TYPE                            NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Full Doc                                                   $ 408,705,613.05            81.73%
                                                      3,857
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Limited                                               751     91,361,226.28           18.27
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------


RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 15)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

------------------------------------------------------------------------------------------------
                      OCCUPANCY TYPES OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  OCCUPANCY                                     NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Primary Residence                                          $ 463,946,301.72            92.78%
                                                      4,151
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Non Owner-occupied                                    430     32,701,792.97            6.54
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Second/Vacation                                        27      3,418,744.64            0.68
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                  MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  PROPERTY TYPE                                 NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Single-family detached                                     $ 428,414,822.34            85.67%
                                                      4,032
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Planned Unit Developments (detached)                  203     30,444,199.37            6.09
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Two-to-four family units                              169     19,340,638.88            3.87
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Condo Low-Rise (less than 5 stories)                  104     11,432,456.65            2.29
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Planned Unit Developments (attached)                   36      4,827,953.35            0.97
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Townhouse                                              39      3,892,809.87            0.78
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Manufactured Homes                                     21      1,339,605.81            0.27
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Modular                                                 2        243,011.51            0.05
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Condo Mid-Rise (5 to 8 stories)                         2        131,341.55            0.03
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                       CREDIT GRADES OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  CREDIT GRADES                                 NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  A4                                                         $ 191,906,155.64            38.38%
                                                      1,735
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  A3                                                      1        172,900.00            0.03
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  AX                                                  1,210    140,027,997.81           28.00
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  AM                                                    812     86,441,879.94           17.29
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  B                                                     526     50,142,868.81           10.03
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  C                                                     235     23,266,392.85            4.65
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  CM                                                     89      8,108,644.28            1.62
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------


RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 16)


--------------------------------------------------------------------------------
   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                  PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  PREPAYMENT PENALTY TERM                       NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  None                                                        $ 37,217,551.61             7.44%
                                                        342
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12 Months                                             148     20,799,641.32            4.16
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  24 Months                                           1,784    196,970,677.32           39.39
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  36 Months                                           2,329    244,317,089.97           48.86
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Other(1)                                                         761,879.11            0.15
                                                          5
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------
(1) Other means not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.



------------------------------------------------------------------------------------------------
                        NOTE MARGINS OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  NOTE MARGINS (%)                              NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
    3.000 - 3.999                                               $  297,055.58             0.06%
                                                          1
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    4.000 - 4.999                                        35      5,706,761.72            1.14
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    5.000 - 5.999                                       242     30,980,546.89            6.20
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    6.000 - 6.999                                       594     71,626,956.62           14.32
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    7.000 - 7.999                                     1,343    158,142,143.23           31.62
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    8.000 - 8.999                                     1,505    151,344,418.68           30.26
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    9.000 - 9.999                                       684     65,258,881.50           13.05
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  10.000 - 10.999                                       171     14,107,559.31            2.82
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  11.000 - 11.999                                        24      1,852,464.84            0.37
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12.000 - 12.999                                         9        750,050.96            0.15
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------
As of the cut-off  date,  the weighted  average Note Margin of the Group I Loans will be approximately 8.5542%.


RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 17)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

------------------------------------------------------------------------------------------------
                   MAXIMUM MORTGAGE RATES OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  MAXIMUM MORTGAGE RATES (%)                    NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  11.000 - 11.999                                               $  775,759.24             0.16%
                                                          4
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12.000 - 12.999                                        74     11,445,163.56            2.29
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  13.000 - 13.999                                       651     86,926,275.95           17.38
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  14.000 - 14.999                                     1,610    180,943,728.97           36.18
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  15.000 - 15.999                                     1,441    143,023,952.63           28.60
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  16.000 - 16.999                                       628     60,123,692.52           12.02
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  17.000 - 17.999                                       132     11,911,589.60            2.38
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  18.000 - 18.999                                        57      4,156,418.06            0.83
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  19.000 - 19.999                                        10        544,954.19            0.11
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  23.000 - 23.999                                         1        215,304.61            0.04
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------
As of the cut-off date, the weighted  average Maximum Mortgage Rate of the Group
I Loans will be approximately 14.9574%.


------------------------------------------------------------------------------------------------
                   MINIMUM MORTGAGE RATES OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  MINIMUM MORTGAGE RATES (%)                    NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
    4.000 - 4.999                                              $ 1,962,302.99             0.39%
                                                         14
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    5.000 - 5.999                                       185     23,031,103.85            4.61
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    6.000 - 6.999                                       433     53,126,843.54           10.62
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    7.000 - 7.999                                     1,152    141,141,642.30           28.22
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    8.000 - 8.999                                     1,576    165,878,764.44           33.17
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    9.000 - 9.999                                       968     92,129,236.13           18.42
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  10.000 - 10.999                                       240     19,658,331.37            3.93
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  11.000 - 11.999                                        30      2,279,893.50            0.46
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12.000 - 12.999                                        10        858,721.21            0.17
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------
As of the cut-off date, the weighted  average Minimum Mortgage Rate of the Group
I Loans will be approximately 8.1388%.



RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 18)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

------------------------------------------------------------------------------------------------
                   NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  NEXT INTEREST RATE ADJUSTMENT DATE            NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP I LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  March 2003                                              1     $  129,179.17             0.03%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  November 2003                                           1        103,324.91            0.02
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  January 2004                                            1         42,790.49            0.01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  February 2004                                           1         95,848.34            0.02
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  March 2004                                              3        334,584.90            0.07
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  April 2004                                              1         42,216.30            0.01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  May 2004                                                8        635,478.93            0.13
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  June 2004                                              10        829,453.02            0.17
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  July 2004                                              41      4,161,188.61            0.83
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  August 2004                                           226     24,226,568.67            4.84
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  September 2004                                      1,023    110,545,250.31           22.11
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  October 2004                                        1,291    141,537,079.49           28.30
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  November 2004                                         140     17,558,098.82            3.51
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  April 2005                                              4        393,059.52            0.08
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  May 2005                                                2        218,450.83            0.04
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  June 2005                                              11        924,317.18            0.18
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  July 2005                                              18      2,178,127.47            0.44
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  August 2005                                           151     15,416,666.45            3.08
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  September 2005                                        756     79,131,411.59           15.82
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  October 2005                                          765     84,982,181.63           16.99
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  November 2005                                         154     16,581,562.70            3.32
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                         4,608    $                        100.00%
                                                               500,066,839.33
------------------------------------------------------------------------------------------------




RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 19)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------------------------------------------------------------------------------------------
                 LOAN GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT
----------------------------------------------------------------------------------------------
  SUMMARY                                                     TOTAL      MINIMUM     MAXIMUM
----------------------------------------------------------------------------------------------
  Current Principal Balance (as of 10/01/02)           $500,056,297
  Loan Count                                                  3,976
  Average Current Loan Balance                             $125,769   $16,179.45 $531,187.90
  Weighted Average Original Loan-to-Value Ratio            82.4700%     20.0000%    95.0000%
  Weighted Average Mortgage Rate                            8.4830%      5.6800%    13.2800%
  Weighted Average Net Mortgage Rate(1)                     6.9283%      3.7750%    11.9200%
  Weighted Average Remaining Term to Maturity                                            360
  (months)                                                      360          176
  Weighted Average Credit Score                                 605          429         797
----------------------------------------------------------------------------------------------
(1) Excludes the premium on the Ambac Insurance Policy.

----------------------------------------------------------------------------------------------
                                                  RANGE                         PERCENT OF
                                                  -----
                                                                               STATISTICAL
                                                                               CALCULATION
                                                                              DATE PRINCIPAL
                                                                               BALANCE

  Lien                                            First                              100.00%

  Geographic Distribution                         California                          17.69%
                                                  Texas                                8.30%
                                                  Michigan                             7.97%
                                                  Florida                              6.87%
                                                  Georgia                              5.53%


  Number of States (Including D.C.)               50

  Largest Zip Code Concentration                  94531

  Loans with Mortgage Insurance                                                       70.85%
  (Mortgage Insurance Policy)

  Loans with Prepayment Penalties                                                     81.17%

----------------------------------------------------------------------------------------------



RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 20)



   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


-------------------------------------------------------------------------------------------------
                        CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  CREDIT SCORE RANGE                            NUMBER OF    PRINCIPAL BALANCE   PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  499 or less                                                                           1.69%
                                                      77        $8,450,653.74
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  500 - 519                                          104        10,894,506.72          2.18
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  520 - 539                                          228        24,094,358.68          4.82
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  540 - 559                                          394        43,672,503.97          8.73
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  560 - 579                                          550        63,928,127.39         12.78
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  580 - 599                                          589        72,794,838.52         14.56
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  600 - 619                                          709        93,825,643.17         18.76
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  620 - 639                                          492        67,272,861.36         13.45
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  640 - 659                                          387        52,938,939.38         10.59
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  660 - 679                                          206        28,102,983.28          5.62
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  680 - 699                                          108        16,351,925.74          3.27
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  700 - 719                                           51         7,775,114.90          1.55
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  720 - 739                                           32         4,007,264.70          0.80
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  740 - 759                                           19         3,390,197.64          0.68
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  760 or greater                                      17         1,733,877.90          0.35
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  SUBTOTAL WITH CREDIT SCORES                      3,963       499,233,797.09         99.83
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

  Not Available                                       13           822,500.24          0.16
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
        TOTAL                                                                         100.00%
                                                   3,976      $500,056,297.33
-------------------------------------------------------------------------------------------------
As of the Cut-off Date, the weighted  average Credit Score of the Group II loans will be approximately 605.



------------------------------------------------------------------------------------------------
                ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  ORIGINAL MORTGAGE LOAN BALANCE ($)            NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  $           .01 - 100,000.00                                              $         24.94%
                                                   1,846       124,710,896.05
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  100,000.01 - 200,000.00                          1,555       216,600,312.63        43.32
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  200,000.01 - 300,000.00                            389        93,028,041.28        18.60
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  300,000.01 - 400,000.00                            173        59,807,407.38        11.96
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  400,000.01 - 500,000.00                             11         4,861,167.39         0.97
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  500,000.01 - 600,000.00                              2         1,048,472.60         0.21
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                                        100.00%
                                                   3,976      $500,056,297.33
------------------------------------------------------------------------------------------------
As of the Cut-off Date,  the average  unpaid  principal  balance of the Group II
Loans will be approximately $125,769.



RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 21)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


------------------------------------------------------------------------------------------------
                    NET MORTGAGE RATES OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  NET MORTGAGE RATES (%)(1)                     NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
    3.50 - 3.99                                                             $          0.04%
                                                       2           213,982.50
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    4.00 - 4.49                                       22         4,383,905.22         0.88
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    4.50 - 4.99                                      107        19,893,998.37         3.98
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    5.00 - 5.49                                      222        38,259,307.27         7.65
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    5.50 - 5.99                                      505        72,937,791.56        14.59
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    6.00 - 6.49                                      569        77,025,651.82        15.40
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    6.50 - 6.99                                      631        75,789,829.82        15.16
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    7.00 - 7.49                                      462        56,876,150.01        11.37
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    7.50 - 7.99                                      410        44,845,357.53         8.97
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    8.00 - 8.49                                      364        40,171,344.88         8.03
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    8.50 - 8.99                                      315        34,711,170.13         6.94
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    9.00 - 9.49                                      213        21,112,834.25         4.22
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    9.50 - 9.99                                       89         9,139,924.58         1.83
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  10.00 - 10.49                                       33         3,095,351.65         0.62
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  10.50 - 10.99                                       18           886,661.62         0.18
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  11.00 - 11.49                                       11           577,145.54         0.12
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  11.50 - 11.99                                        3           135,890.58         0.03
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                                        100.00%
                                                   3,976      $500,056,297.33
------------------------------------------------------------------------------------------------
As of the Cut-off Date,  the weighted  average net mortgage rate of the Group II
Loans will be  approximately  6.9283% per annum (1)  Excludes the premium on the
Ambac Insurance Policy.



RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 22)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



------------------------------------------------------------------------------------------------
                      MORTGAGE RATES OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  MORTGAGE RATES (%)                             NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  5.50 - 5.99                                                        $13,882.56        0.06%
                                                       3
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  6.00 - 6.49                                         13           2,775,023.69       0.55
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  6.50 - 6.99                                        148          26,132,556.83       5.23
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  7.00 - 7.49                                        227          39,156,798.23       7.83
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  7.50 - 7.99                                        623          89,518,256.93      17.90
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  8.00 - 8.49                                        618          80,478,565.80      16.09
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  8.50 - 8.99                                        961         116,966,593.46      23.39
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  9.00 - 9.49                                        611          71,241,952.49      14.25
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  9.50 - 9.99                                        460          48,163,744.19       9.63
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  10.00 - 10.49                                      168          14,746,359.41       2.95
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  10.50 - 10.99                                       82           6,637,016.92       1.33
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  11.00 - 11.49                                       35           2,603,717.86       0.52
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  11.50 - 11.99                                       20             921,847.11       0.18
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12.00 - 12.49                                        4             291,163.65       0.06
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12.50 - 12.99                                        2              74,033.22       0.01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  13.00 - 13.49                                        1              34,784.98       0.01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                                        100.00%
                                                   3,976        $500,056,297.33
------------------------------------------------------------------------------------------------
As of the Cut-off Date, the weighted average mortgage rate of the Group II Loans will be approximately 8.4832% per annum.


------------------------------------------------------------------------------------------------
                  ORIGINAL LOAN-TO-VALUE OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  ORIGINAL LOAN-TO-VALUE RATIO (%)               NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
    0.01 - 50.00                                                                       1.26%
                                                      83          $6,300,520.63
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  50.01 - 55.00                                       31           2,303,806.90       0.46
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  55.01 - 60.00                                       46           4,578,826.74       0.92
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  60.01 - 65.00                                       98          10,189,247.91       2.04
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  65.01 - 70.00                                      181          20,028,760.69       4.01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  70.01 - 75.00                                      259          30,924,823.00       6.18
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  75.01 - 80.00                                    1,143         154,164,753.85      30.83
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  80.01 - 85.00                                      910         113,261,403.27      22.65
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  85.01 - 90.00                                      993         127,695,061.06      25.54
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  90.01 - 95.00                                      232          30,609,093.28       6.12
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                                        100.00%
                                                   3,976        $500,056,297.33
------------------------------------------------------------------------------------------------
The weighted  average  loan-to-value  ratio at origination of the Group II Loans will be approximately 82.4693%.

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 23)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



------------------------------------------------------------------------------------------------
             GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  STATE                                          NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  California                                                                $         17.69%
                                                     417        88,438,760.80
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Texas                                              334        41,512,422.78         8.30
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Michigan                                           389        39,847,358.29         7.97
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Florida                                            288        34,337,243.56         6.87
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Georgia                                            211        27,630,742.94         5.53
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Illinois                                           155        17,622,990.28         3.52
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Tennessee                                          149        16,498,841.18         3.30
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Colorado                                            92        16,345,236.10         3.27
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Other                                            1,941       217,822,701.40        43.55
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                               $        100.00%
                                                   3,976       500,056,297.33
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                   MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  LOAN PURPOSE                                   NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Purchase                                         1,798       $ 4,217,199.08         46.84%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Equity Refinances                                1,926       233,357,724.85        46.67
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Rate/Term Refinance                                251        32,431,413.31         6.49
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Cash Out                                             1            49,960.09         0.01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                               $        100.00%
                                                   3,976       500,056,297.33
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                    MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  DOCUMENTATION TYPE                             NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Full Doc                                                                            80.53%
                                                   3,277      $402,695,418.64
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Limited                                            699        97,360,878.69        19.47
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                               $        100.00%
                                                   3,976       500,056,297.33
------------------------------------------------------------------------------------------------


RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 24)

   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


------------------------------------------------------------------------------------------------
                      OCCUPANCY TYPES OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  OCCUPANCY                                      NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Primary Residence                                                                   92.80%
                                                   3,548      $464,034,642.92
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Non Owner-occupied                                 400        33,100,091.01         6.62
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Second/Vacation                                     28         2,921,563.40         0.58
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                               $        100.00%
                                                   3,976       500,056,297.33
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                 MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  PROPERTY TYPE                                  NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Single-family detached                                     $ 417,267,667.83         83.44%
                                                   3,389
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Planned Unit Developments (detached)               237        43,104,511.74         8.62
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Two-to-four family units                           151        17,163,560.20         3.43
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Condo Low-Rise (less than 5 stories)                92        10,566,190.87         2.11
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Planned Unit Developments (attached)                41         6,113,320.95         1.22
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Townhouse                                           43         3,836,901.69         0.77
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Manufactured Homes                                  19         1,426,683.34         0.29
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Condo Hi-Rise (9 stories or more)                    1           365,855.74         0.07
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  Condo Mid-Rise (5 to 8 stories)                      3           211,604.97         0.04
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                               $        100.00%
                                                   3,976       500,056,297.33
------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------
                       CREDIT GRADES OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  CREDIT GRADES                                  NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  A4                                                                        $         41.93%
                                                   1,559       209,690,206.55
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  AX                                               1,011       134,306,813.24        26.86
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  AM                                                 748        89,986,009.80        18.00
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  B                                                  434        46,762,969.38         9.35
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  C                                                  145        13,748,576.03         2.75
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  CM                                                  79         5,561,722.33         1.11
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                               $        100.00%
                                                   3,976       500,056,297.33
------------------------------------------------------------------------------------------------


RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 25)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


------------------------------------------------------------------------------------------------
                 PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  PREPAYMENT PENALTY TERM                        NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  None                                                                                18.83%
                                                     663       $94,143,524.62
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12 Months                                          114        17,557,806.33         3.51
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  24 Months                                        1,378       178,819,506.78        35.76
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  36 Months                                        1,382       150,723,361.30        30.14
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  48 Months                                                                           0.02
                                                       1           114,800.04
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  60 Months
                                                     404        54,768,914.80        10.95
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  Other(1)                                                                            0.79
                                                      34         3,928,383.46
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                                        100.00%
                                                   3,976      $500,056,297.33
------------------------------------------------------------------------------------------------
(1) Other means not 0, 12, 24, 36, 48, or 60 months and not more than 60 months.


------------------------------------------------------------------------------------------------
                       NOTE MARGINS OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  NOTE MARGINS (%)                               NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
    2.000 - 2.999                                                  $                   0.01%
                                                       1            60,205.01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    4.000 - 4.999                                      5         1,100,154.15         0.22
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    5.000 - 5.999                                     26         4,792,420.74         0.96
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    6.000 - 6.999                                    817       127,519,281.33        25.50
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    7.000 - 7.999                                  1,241       161,461,580.84        32.29
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    8.000 - 8.999                                  1,371       157,424,977.28        31.48
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    9.000 - 9.999                                    428        41,942,035.81         8.39
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  10.000 - 10.999                                     78         5,211,753.68         1.04
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  11.000 - 11.999                                      6           383,246.85         0.08
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12.000 - 12.999                                      3           160,641.64         0.03
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                               $        100.00%
                                                   3,976       500,056,297.33
------------------------------------------------------------------------------------------------
As of the cut-off date,  the weighted  average Note Margin of the Group II Loans will be approximately 8.4832%.


RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 26)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


------------------------------------------------------------------------------------------------
                  MAXIMUM MORTGAGE RATES OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  MAXIMUM MORTGAGE RATES (%)                     NUMBER OF   PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  11.000 - 11.999                                                    $                 0.03%
                                                      2            162,200.74
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12.000 - 12.999                                    47          7,949,530.72         1.59
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  13.000 - 13.999                                   640         98,776,014.68        19.75
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  14.000 - 14.999                                 1,417        180,632,360.08        36.12
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  15.000 - 15.999                                 1,109        133,352,580.06        26.67
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  16.000 - 16.999                                   618         66,089,553.84        13.22
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  17.000 - 17.999                                   128         11,476,470.73         2.30
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  18.000 - 18.999                                    12          1,243,478.76         0.25
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  19.000 - 19.999                                     2            172,284.01         0.03
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  20.000 - 20.999                                     1            201,823.71         0.04
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                               $        100.00%
                                                  3,976        500,056,297.33
------------------------------------------------------------------------------------------------
As of the cut-off date, the weighted  average Maximum Mortgage Rate of the Group
II Loans will be approximately 14.8886%.



------------------------------------------------------------------------------------------------
                  MINIMUM MORTGAGE RATES OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  MINIMUM MORTGAGE RATES (%)                    NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
    5.000 - 5.999                                                           $         0.10%
                                                      5            506,449.53
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    6.000 - 6.999                                   204         34,906,840.01         6.98
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    7.000 - 7.999                                 1,016        148,584,527.18        29.71
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    8.000 - 8.999                                 1,515        189,732,205.19        37.94
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    9.000 - 9.999                                   933        101,693,934.26        20.34
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  10.000 - 10.999                                   243         20,818,680.74         4.16
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  11.000 - 11.999                                    52          3,326,281.78         0.67
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  12.000 - 12.999                                     7            452,593.66         0.09
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

  13.000 - 13.999                                     1             34,784.98         0.01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                                               $       100.00%
                                                  3,976        500,056,297.33
------------------------------------------------------------------------------------------------
As of the cut-off date, the weighted  average Minimum Mortgage Rate of the Group
II Loans will be approximately 8.3827%.




RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Collateral (Page 27)


   THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


------------------------------------------------------------------------------------------------
                   NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  NEXT INTEREST RATE ADJUSTMENT DATE            NUMBER OF    PRINCIPAL BALANCE  PERCENTAGE OF
                                              MORTGAGE LOANS                    GROUP II LOANS
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  January 2002                                         1         $  78,601.72          0.02%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  January 2003                                         1           218,393.86         0.04
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  February 2003                                        1           203,542.95         0.04
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  March 2003                                           2           209,553.46         0.04
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  April 2003                                           5           431,906.98         0.09
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  June 2003                                            2           280,743.13         0.06
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  November 2003                                        1           102,697.76         0.02
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  December 2003                                        3           489,549.47         0.10
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  February 2004                                        2           362,272.20         0.07
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  March 2004                                           2           317,884.79         0.06
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  April 2004                                           4           437,751.16         0.09
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  May 2004                                            10         1,224,814.50         0.24
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  June 2004                                           15         2,077,117.92         0.42
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  July 2004                                          128        20,994,109.02         4.20
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  August 2004                                        595        85,396,253.26        17.08
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  September 2004                                   1,409       175,514,587.04        35.10
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  October 2004                                       713        82,841,414.10        16.57
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  November 2004                                       12         1,680,416.46         0.34
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  January 2005                                         1            45,522.75         0.01
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  February 2005                                        2           395,798.76         0.08
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  April 2005                                           2           409,395.13         0.08
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  May 2005                                             4           868,366.57         0.17
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  June 2005                                            6           881,927.21         0.18
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  July 2005                                           16         2,551,050.13         0.51
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  August 2005                                        141        19,353,426.46         3.87
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  September 2005                                     495        55,600,791.32        11.12
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  October 2005                                       381        44,299,818.92         8.86
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
  November 2005                                       22         2,788,590.30         0.56
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
        TOTAL                                      3,976     $ 500,056,297.33        100.00%
------------------------------------------------------------------------------------------------


RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Certificates (Page 28)


                              CLASS A-I NET WAC CAP
                        (Current Index Values; 100% PPC)

----------------------------------------------

----------------------------------------------
----------------------------------------------
     1         7.06        37        7.69
----------------------------------------------
----------------------------------------------
     2         6.61        38        7.44
----------------------------------------------
----------------------------------------------
     3         6.61        39        7.44
----------------------------------------------
----------------------------------------------
     4         7.31        40        8.24
----------------------------------------------
----------------------------------------------
     5         6.61        41        7.44
----------------------------------------------
----------------------------------------------
     6         6.83        42        7.69
----------------------------------------------
----------------------------------------------
     7         6.61        43        7.44
----------------------------------------------
----------------------------------------------
     8         6.83        44        7.69
----------------------------------------------
----------------------------------------------
     9         6.61        45        7.44
----------------------------------------------
----------------------------------------------
     10        6.61        46        7.44
----------------------------------------------
----------------------------------------------
     11        6.83        47        7.69
----------------------------------------------
----------------------------------------------
     12        6.61        48        7.44
----------------------------------------------
----------------------------------------------
     13        6.83        49        7.69
----------------------------------------------
----------------------------------------------
     14        6.61        50        7.44
----------------------------------------------
----------------------------------------------
     15        6.61        51        7.44
----------------------------------------------
----------------------------------------------
     16        7.06        52        8.24
----------------------------------------------
----------------------------------------------
     17        6.61        53        7.45
----------------------------------------------
----------------------------------------------
     18        6.83        54        7.69
----------------------------------------------
----------------------------------------------
     19        6.61        55        7.45
----------------------------------------------
----------------------------------------------
     20        6.83        56        7.69
----------------------------------------------
----------------------------------------------
     21        6.61        57        7.45
----------------------------------------------
----------------------------------------------
     22        6.61        58        7.45
----------------------------------------------
----------------------------------------------
     23        6.83        59        7.69
----------------------------------------------
----------------------------------------------
     24        6.61        60        7.45
----------------------------------------------
----------------------------------------------
     25        7.12        61        7.69
----------------------------------------------
----------------------------------------------
     26        6.89        62        7.45
----------------------------------------------
----------------------------------------------
     27        6.89        63        7.45
----------------------------------------------
----------------------------------------------
     28        7.64        64        7.96
----------------------------------------------
----------------------------------------------
     29        6.90        65        7.45
----------------------------------------------
----------------------------------------------
     30        7.13        66        7.69
----------------------------------------------
----------------------------------------------
     31        6.90        67        7.45
----------------------------------------------
----------------------------------------------
     32        7.69        68        7.70
----------------------------------------------
----------------------------------------------
     33        7.44        69        7.45
----------------------------------------------
----------------------------------------------
     34        7.44
------------------------
------------------------
     35        7.69
------------------------
------------------------
     36        7.44
------------------------

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Certificates (Page 29)

                              CLASS A-I NET WAC CAP
                          (15% Index Values; 100% PPC)

----------------------------------------------

----------------------------------------------
----------------------------------------------
     1         7.06        37        10.32
----------------------------------------------
----------------------------------------------
     2         6.61        38        10.77
----------------------------------------------
----------------------------------------------
     3         6.61        39        10.77
----------------------------------------------
----------------------------------------------
     4         7.31        40        11.93
----------------------------------------------
----------------------------------------------
     5         6.61        41        10.77
----------------------------------------------
----------------------------------------------
     6         6.83        42        11.13
----------------------------------------------
----------------------------------------------
     7         6.61        43        11.06
----------------------------------------------
----------------------------------------------
     8         6.83        44        12.23
----------------------------------------------
----------------------------------------------
     9         6.61        45        11.84
----------------------------------------------
----------------------------------------------
     10        6.61        46        11.84
----------------------------------------------
----------------------------------------------
     11        6.83        47        12.23
----------------------------------------------
----------------------------------------------
     12        6.61        48        11.84
----------------------------------------------
----------------------------------------------
     13        6.83        49        12.33
----------------------------------------------
----------------------------------------------
     14        6.61        50        12.72
----------------------------------------------
----------------------------------------------
     15        6.61        51        12.72
----------------------------------------------
----------------------------------------------
     16        7.06        52        14.08
----------------------------------------------
----------------------------------------------
     17        6.61        53        12.72
----------------------------------------------
----------------------------------------------
     18        6.83        54        13.14
----------------------------------------------
----------------------------------------------
     19        6.61        55        12.72
----------------------------------------------
----------------------------------------------
     20        6.83        56        13.23
----------------------------------------------
----------------------------------------------
     21        6.61        57        12.80
----------------------------------------------
----------------------------------------------
     22        6.61        58        12.80
----------------------------------------------
----------------------------------------------
     23        6.83        59        13.23
----------------------------------------------
----------------------------------------------
     24        6.61        60        12.80
----------------------------------------------
----------------------------------------------
     25        7.60        61        13.23
----------------------------------------------
----------------------------------------------
     26        7.35        62        12.80
----------------------------------------------
----------------------------------------------
     27        7.35        63        12.80
----------------------------------------------
----------------------------------------------
     28        8.15        64        13.69
----------------------------------------------
----------------------------------------------
     29        7.36        65        12.80
----------------------------------------------
----------------------------------------------
     30        7.61        66        13.23
----------------------------------------------
----------------------------------------------
     31        7.65        67        12.80
----------------------------------------------
----------------------------------------------
     32        10.03       68        13.23
----------------------------------------------
----------------------------------------------
     33        9.71        69        12.80
------------------------          ------------
-----------------------------------
     34        9.71
------------------------
------------------------
     35        10.03
------------------------
------------------------
     36        9.71
------------------------

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Certificates (Page 30)


                             CLASS A-II NET WAC CAP
                        (Current Index Values; 100% PPC)

----------------------------------------------

----------------------------------------------
----------------------------------------------
     1         7.06        37        7.71
----------------------------------------------
----------------------------------------------
     2         6.61        38        7.47
----------------------------------------------
----------------------------------------------
     3         6.61        39        7.47
----------------------------------------------
----------------------------------------------
     4         7.32        40        8.27
----------------------------------------------
----------------------------------------------
     5         6.61        41        7.47
----------------------------------------------
----------------------------------------------
     6         6.83        42        7.71
----------------------------------------------
----------------------------------------------
     7         6.61        43        7.47
----------------------------------------------
----------------------------------------------
     8         6.83        44        7.71
----------------------------------------------
----------------------------------------------
     9         6.61        45        7.47
----------------------------------------------
----------------------------------------------
     10        6.61        46        7.47
----------------------------------------------
----------------------------------------------
     11        6.83        47        7.71
----------------------------------------------
----------------------------------------------
     12        6.61        48        7.47
----------------------------------------------
----------------------------------------------
     13        6.83        49        7.72
----------------------------------------------
----------------------------------------------
     14        6.61        50        7.47
----------------------------------------------
----------------------------------------------
     15        6.61        51        7.47
----------------------------------------------
----------------------------------------------
     16        7.06        52        8.27
----------------------------------------------
----------------------------------------------
     17        6.61        53        7.47
----------------------------------------------
----------------------------------------------
     18        6.83        54        7.72
----------------------------------------------
----------------------------------------------
     19        6.61        55        7.47
----------------------------------------------
----------------------------------------------
     20        6.83        56        7.72
----------------------------------------------
----------------------------------------------
     21        6.61        57        7.47
----------------------------------------------
----------------------------------------------
     22        6.61        58        7.47
----------------------------------------------
----------------------------------------------
     23        6.83        59        7.72
----------------------------------------------
----------------------------------------------
     24        7.03        60        7.47
----------------------------------------------
----------------------------------------------
     25        7.27        61        7.72
----------------------------------------------
----------------------------------------------
     26        7.03        62        7.47
----------------------------------------------
----------------------------------------------
     27        7.03        63        7.47
----------------------------------------------
----------------------------------------------
     28        7.79        64        7.98
----------------------------------------------
----------------------------------------------
     29        7.04        65        7.47
----------------------------------------------
----------------------------------------------
     30        7.27        66        7.72
----------------------------------------------
----------------------------------------------
     31        7.04        67        7.47
----------------------------------------------
----------------------------------------------
     32        7.27        68        7.72
----------------------------------------------
----------------------------------------------
     33        7.47        69        7.47
------------------------          ------------
-----------------------------------
     34        7.47
------------------------
------------------------
     35        7.71
------------------------
------------------------
     36        7.47
------------------------

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Certificates (Page 31)

                             CLASS A-II NET WAC CAP
                          (15% Index Values; 100% PPC)

----------------------------------------------

----------------------------------------------
----------------------------------------------
     1         15.37       37        10.95
----------------------------------------------
----------------------------------------------
     2         15.37       38        10.60
----------------------------------------------
----------------------------------------------
     3         15.37       39        11.06
----------------------------------------------
----------------------------------------------
     4         15.37       40        12.25
----------------------------------------------
----------------------------------------------
     5         15.37       41        11.06
----------------------------------------------
----------------------------------------------
     6         15.37       42        12.14
----------------------------------------------
----------------------------------------------
     7         15.37       43        11.75
----------------------------------------------
----------------------------------------------
     8         15.37       44        12.14
----------------------------------------------
----------------------------------------------
     9         15.37       45        12.21
----------------------------------------------
----------------------------------------------
     10        15.37       46        12.21
----------------------------------------------
----------------------------------------------
     11        15.37       47        12.61
----------------------------------------------
----------------------------------------------
     12        15.37       48        12.26
----------------------------------------------
----------------------------------------------
     13        15.37       49        12.67
----------------------------------------------
----------------------------------------------
     14        15.38       50        12.26
----------------------------------------------
----------------------------------------------
     15        15.38       51        12.72
----------------------------------------------
----------------------------------------------
     16        15.38       52        14.09
----------------------------------------------
----------------------------------------------
     17        15.38       53        12.72
----------------------------------------------
----------------------------------------------
     18        15.38       54        13.15
----------------------------------------------
----------------------------------------------
     19        15.38       55        12.72
----------------------------------------------
----------------------------------------------
     20        15.38       56        13.15
----------------------------------------------
----------------------------------------------
     21        15.38       57        12.81
----------------------------------------------
----------------------------------------------
     22        15.38       58        12.81
----------------------------------------------
----------------------------------------------
     23        15.38       59        13.23
----------------------------------------------
----------------------------------------------
     24        16.40       60        12.81
----------------------------------------------
----------------------------------------------
     25        8.33        61        13.23
----------------------------------------------
----------------------------------------------
     26        8.06        62        12.81
----------------------------------------------
----------------------------------------------
     27        8.06        63        12.81
----------------------------------------------
----------------------------------------------
     28        8.95        64        13.69
----------------------------------------------
----------------------------------------------
     29        8.08        65        12.81
----------------------------------------------
----------------------------------------------
     30        9.06        66        13.23
----------------------------------------------
----------------------------------------------
     31        8.77        67        12.81
----------------------------------------------
----------------------------------------------
     32        9.06        68        13.23
----------------------------------------------
----------------------------------------------
     33        9.91        69        12.81
------------------------          ------------
-----------------------------------
     34        9.91
------------------------
------------------------
     35        10.25
------------------------
------------------------
     36        10.60
------------------------

RESIDENTIAL ASSET SECURITIES CORPORATION
RASC SERIES 2002-KS7 TRUST
Computational Materials: Information Relating to the Certificates (Page 32)
--------------------------------------------------------------------------------



LOAN GROUP I
 LOAN       AGGREGATE    MORTGAGE   NET      ORIGINAL  REMAINING    AGE     MONTHS TO
                                    MORTGAGE            TERM TO               NEXT
                                     RATE     TERM TO   MATURITY            ADJUSTMENT
            PRINCIPAL     RATE (%)  (%)*     MATURITY   MONTHS)  (MONTHS)    RATE
 NUMBER    BALANCE ($)                        (MONTHS)
 -------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------
    1      141,127,017.98   8.569     6.905     360       359        1         24
    2      358,872,982.02   8.548     6.934     360       360        0         31


  MONTHS    GROSS    INITIAL   PERIODIC  LIFETIME  LIFETIME
  BETWEEN             PERIODIC             MINIMUM
   RATE               RATE CAP             RATE (%)
ADJUSTMENT  MARGIN    (%)      RATE CAP            MAXIMUM
   DATE       (%)                 (%)               RATE (%)
--------------------------------------------------------------
--------------------------------------------------------------
     6        8.093    2.845     1.063     8.368    14.964

     6        7.756    2.938     1.116     8.049    14.955






LOAN GROUP II
LOAN       AGGREGATE    MORTGAGE   NET      ORIGINAL  REMAINING    AGE     MONTHS TO
                                    MORTGAGE            TERM TO               NEXT
                                     RATE     TERM TO   MATURITY            ADJUSTMENT
            PRINCIPAL     RATE (%)  (%)*     MATURITY   MONTHS)  (MONTHS)    RATE
 NUMBER    BALANCE ($)                        (MONTHS)
 -------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------

    3        1,422,581.92   8.830     7.350     360       349       11         6
    4      286,884,735.44   8.473     6.910     360       359       1          23
    5      211,692,682.64   8.495     6.951     360       360       0          32


  MONTHS    GROSS    INITIAL   PERIODIC  LIFETIME  LIFETIME
  BETWEEN             PERIODIC             MINIMUM
   RATE               RATE CAP             RATE (%)
ADJUSTMENT  MARGIN    (%)      RATE CAP            MAXIMUM
   DATE       (%)                 (%)               RATE (%)
--------------------------------------------------------------
--------------------------------------------------------------

     7        7.329    2.122     1.069     2.122     1.069
     6        7.682    2.667     1.252     2.667     1.252
     6        7.952    2.740     1.100     2.740     1.100


*    EXCLUDES THE PREMIUM ON THE AMBAC INSURANCE POLICY.






***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************